TIAA-CREF Funds	Summary Prospectus

TIAA-CREF Lifecycle Retirement Income Fund

OCTOBER 1, 2022

Class:	Institutional	Advisor	Premier	Retirement	Retail
Ticker:	TLRIX	TLRHX	TPILX	TLIRX	TLRRX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at www.tiaa.org/lc_pro. You can also get this information at no cost by calling 800-223-1200 or by sending an e-mail request to disclosure@tiaa.org. The Fund’s prospectus and Statement of Additional Information (“SAI”), each dated October 1, 2022, as subsequently supplemented, and the sections of the Fund’s shareholder report dated May 31, 2022 from “Portfolio of Investments” through “Notes to Financial Statements,” are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number or e-mail address noted above.

Investment objective

The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

Fees and expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

TIAA-CREF Lifecycle Retirement Income Fund  ■  Summary Prospectus     1

SHAREHOLDER FEES (fees paid directly from your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
Maximum sales charge imposed on purchases (percentage of offering price)	0%	0%	0%	0%	0%
Maximum deferred sales charge	0%	0%	0%	0%	0%
Maximum sales charge imposed on reinvested dividends and other distributions	0%	0%	0%	0%	0%
Redemption or exchange fee	0%	0%	0%	0%	0%
Account maintenance fee (annual fee on accounts under $2,000)	0%	0%	0%	0%	$15.00

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class

Management fees[1,2]	0.38%	0.38%	0.38%	0.38%	0.38%

Distribution (Rule 12b-1) fees	—	—	0.15%	—	0.25%

Other expenses[1,2]	0.05%	0.13%	0.05%	0.30%	0.08%

Acquired fund fees and expenses[1,3]	0.11%	0.11%	0.11%	0.11%	0.11%

Total annual Fund operating expenses	0.54%	0.62%	0.69%	0.79%	0.82%

Waivers and expense reimbursements[4,5]	(0.17)%	(0.17)%	(0.17)%	(0.17)%	(0.20)%

Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.37%	0.45%	0.52%	0.62%	0.62%

1	Restated to reflect estimates for the current fiscal year.
2

Portions of the Management fees and Other expenses are based on expenses originally incurred by Class W shares of the Underlying Funds (as defined below) of the Trust, which have been incurred directly by the Fund pursuant to certain contractual arrangements intended to reallocate directly to the Fund certain fees and expenses that had been paid by the Underlying Funds of the Trust. For additional information, please see the “Management of the Funds” section of this Prospectus.

3

“Acquired fund fees and expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which it invests (excluding expenses originally incurred by Class W shares of the Underlying Funds of the Trust that have been incurred directly by the Fund, which are instead reflected in Management fees and Other expenses). These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly because they reduce Fund performance. Because “Acquired fund fees and expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial highlights in this Prospectus and the Fund’s annual report.

4

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), has contractually agreed to reimburse the Fund for any Total annual Fund operating expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired fund fees and expenses, extraordinary expenses and any expenses originally attributable to Class W shares of the Underlying Funds of the Trust that were incurred directly by the Fund) that exceed: (i) 0.00% of average daily net assets for Institutional Class shares; (ii) 0.15% of average daily net assets for Advisor Class shares; (iii) 0.15% of average daily net assets for Premier Class shares; (iv) 0.25% of average daily net assets for Retirement Class shares; and (v) 0.25% of average daily net assets for Retail Class shares of the Fund. These expense reimbursement arrangements will continue through at least September 30, 2023, unless changed with approval of the Board of Trustees.

5

Advisors has contractually agreed to waive 0.100% of the Fund’s Management fee. This waiver will remain in effect through September 30, 2025, unless changed with the approval of the Board of Trustees. Advisors has also contractually agreed to waive an additional 0.027% of the Fund’s Management fee. This waiver

2     Summary Prospectus  ■  TIAA-CREF Lifecycle Retirement Income Fund

will remain in effect through September 30, 2023, unless changed with the approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before fee waivers and/or expense reimbursements, remain the same. The example assumes that the Fund’s fee waiver and/or expense reimbursement arrangements will each remain in place for the durations noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Institutional Class	Advisor Class	Premier Class	Retirement Class	Retail Class
1 year	$38	$46	$53	$63	$63
3 years	$134	$160	$182	$214	$220
5 years	$263	$307	$346	$401	$414
10 years	$640	$737	$822	$942	$975

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended May 31, 2022, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal investment strategies

The Fund is a “fund of funds” that invests in Class W shares of other funds of the Trust and in other investment pools or investment products, including other funds or exchange-traded funds (“ETFs”) advised by the Fund’s investment adviser, Teachers Advisors, LLC (“Advisors”), or its affiliates (collectively, the “Underlying Funds”). The Fund invests in Underlying Funds according to a relatively stable asset allocation strategy that will not gradually adjust over time and is designed for investors who are already in retirement (i.e., have already passed their retirement year) and may have begun taking systematic withdrawals upon retirement.

Advisors currently expects to allocate approximately 35.00% of the Fund’s assets to equity Underlying Funds, 60.00% of its assets to fixed-income Underlying Funds and 5.00% of its assets to direct real estate Underlying Funds. These allocations represent targets for equity, fixed-income and direct real estate asset classes. Target allocations may be changed and actual allocations may

TIAA-CREF Lifecycle Retirement Income Fund  ■  Summary Prospectus     3

vary up to ten percentage points from the targets. Within the equity, fixed-income and direct real estate asset classes, Advisors allocates the Fund’s investments to particular market sectors (U.S. equity, international equity, fixed-income, short-term fixed-income, inflation-protected assets and direct real estate) represented by various Underlying Funds. These market sector allocations may vary by up to 10% from the Fund’s target market sector allocations. The Fund’s current target market sector allocations for June 30, 2023 which may change, are approximately as follows: U.S. Equity: 22.75%; International Equity: 12.25%; Fixed-Income: 40.00%; Short-Term Fixed-Income: 10.00%; Inflation-Protected Assets: 10.00%; and Direct Real Estate: 5.00%. The asset class and market sector names used herein are intended to reflect the primary type of investment of the Underlying Funds within each of these categories.

The Fund’s target market sector allocations to Underlying Funds may include the TIAA-CREF Growth & Income Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF Quant Small/Mid-Cap Equity Fund, Nuveen Dividend Growth Fund, Nuveen Dividend Value Fund and Nuveen Growth Opportunities ETF (U.S. Equity); TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Quant International Small-Cap Equity Fund and Nuveen International Growth Fund (International Equity); TIAA-CREF Core Bond Fund, TIAA-CREF Core Plus Bond Fund, TIAA-CREF Emerging Markets Debt Fund, TIAA-CREF High-Yield Fund and TIAA-CREF International Bond Fund (Fixed-Income); TIAA-CREF Money Market Fund and TIAA-CREF Short-Term Bond Fund (Short-Term Fixed-Income); TIAA-CREF Inflation-Linked Bond Fund (Inflation-Protected Assets); and TIAA-CREF Real Property Fund LP (Direct Real Estate). TIAA-CREF Real Property Fund LP is a private fund, which is not available for investment by the general public; it is currently offered exclusively to investment pools or investment products managed by Advisors or its affiliates.

As a result of its investments in the Underlying Funds, the Fund’s returns will reflect investments in a mix of domestic and foreign equities of companies of various sizes and market capitalizations, a variety of domestic and foreign fixed-income instruments of private and governmental issuers of varying maturities and credit qualities and direct real estate.

Additional or replacement Underlying Funds for each market sector, as well as additional or replacement market sectors, may be included when making future allocations if Advisors believes that such Underlying Funds and/or market sectors are appropriate in light of the Fund’s desired levels of risk and potential return at the particular time. The Fund’s portfolio management team may also add a new market sector if it believes that will help to achieve the Fund’s investment objective. The relative allocations among Underlying Funds within a market sector may be changed at any time without notice to shareholders, and the portfolio management team may use tactical allocation to take advantage of short to intermediate term opportunities through a combination of positions in

4     Summary Prospectus  ■  TIAA-CREF Lifecycle Retirement Income Fund

Underlying Funds. If 10% or more of the Fund’s assets are expected to be invested in any Underlying Fund or market sector not listed above, shareholders will receive prior notice of such change. Investors should note that the Fund has a significant level of equity exposure and this exposure could cause fluctuation in the value of the Fund depending on the performance of the equity markets generally.

As part of the Fund’s ability to invest in other investment pools or investment products noted above, the Fund may invest in ETFs and exchange-traded notes (“ETNs”) to gain exposure to various market sectors or securities in order to effect its asset allocation strategy. Additionally, the Fund may use ETFs or ETNs for cash management, hedging or defensive purposes. ETFs or ETNs will be subject to the risks associated with the types of securities or sectors that they track, while ETNs, which are structured as fixed-income obligations, will also be subject to the general risks of fixed-income securities, including credit risk.

The Fund’s asset class allocations, market sector allocations within each asset class, and Underlying Fund allocations within each market sector, as of June 30, 2022, are listed in the chart below. The Fund has relatively fixed asset allocations that will not gradually adjust over time. Underlying Fund allocations may change from year to year. However, the boards of trustees of the Nuveen International Growth Fund and the TIAA-CREF International Opportunities Fund have each approved the reorganization of the Nuveen International Growth Fund into the TIAA-CREF International Opportunities Fund, contingent on approval of the shareholders of the Nuveen International Growth Fund. A meeting of the Nuveen International Growth Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in early October 2022. If the required approval is obtained, it is anticipated that the reorganization will be consummated approximately 15–30 days after the special shareholder meeting, and after that date all of the Fund’s allocations to the Nuveen International Growth Fund would become allocations to the TIAA-CREF International Opportunities Fund and certain other Underlying Funds within the international equity market sector.

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
Equity	32.99%	U.S. Equity	21.43%	• TIAA-CREF Large-Cap Value	3.55%
				• Nuveen Dividend Value	3.53%
				• Nuveen Growth Opportunities ETF	3.18%
				• TIAA-CREF Large-Cap Growth	3.16%
				• Nuveen Dividend Growth	3.08%
				• TIAA-CREF Growth & Income	3.07%
				• TIAA-CREF Quant Small/Mid-Cap Equity	1.00%
				• TIAA-CREF Quant Small-Cap Equity	0.86%

TIAA-CREF Lifecycle Retirement Income Fund  ■  Summary Prospectus     5

Asset Class	Allocation	Market Sector	Allocation	Underlying Funds	Allocation
		International Equity	11.56%	• TIAA-CREF International Equity	3.48%
				• Nuveen International Growth	2.49%
				• TIAA-CREF International Opportunities	2.49%
				• TIAA-CREF Quant International Small-Cap Equity	1.63%
				• TIAA-CREF Emerging Markets Equity	1.47%
Fixed-Income	60.90%	Fixed-Income	40.63%	• TIAA-CREF Core Bond	21.12%
				• TIAA-CREF Core Plus Bond	13.27%
				• TIAA-CREF Emerging Markets Debt	2.15%
				• TIAA-CREF International Bond	2.11%
				• TIAA-CREF High-Yield	1.98%
		Short-Term Fixed-Income	10.19%	• TIAA-CREF Short-Term Bond	10.19%
		Inflation- Protected Assets	10.08%	• TIAA-CREF Inflation-Linked Bond	10.08%
Real Estate	6.11%	Direct Real Estate	6.11%	• TIAA-CREF Real Property Fund LP	6.11%

Total	100.00%	100.00%	100.00%

Principal investment risks

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Asset Allocation Risk—The risk that the Fund may not achieve its target allocations. In addition, there is the risk that the asset allocations may not achieve the desired risk-return characteristic or that the selection of Underlying Funds and the allocations among them will result in the Fund underperforming other similar funds or cause an investor to lose money.

• Underlying Funds Risks—The Fund is exposed to the risks of the Underlying Funds in which it invests in direct proportion to the amount of assets the Fund allocates to each Underlying Fund.

• Equity Underlying Funds Risks—The risks of investing in equity Underlying Funds include risks specific to their investment strategies, as well as risks related to the equity markets in general, such as:

• market risk—The risk that market prices of portfolio investments held by a Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole. From time to time, a Fund may invest a significant portion of its assets in companies in one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such sectors or industries;

6     Summary Prospectus  ■  TIAA-CREF Lifecycle Retirement Income Fund

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• foreign investment risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also have lower liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States or other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict;

• small- and mid-cap risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies often have lower overall liquidity than securities of larger companies as a result of there being a smaller market for their securities, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when a Fund’s investment adviser or sub-adviser deems it appropriate. Stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and lower overall liquidity than the stocks of larger, more established companies;

• style risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of a Fund’s portfolio investments; and

TIAA-CREF Lifecycle Retirement Income Fund  ■  Summary Prospectus     7

• dividend-paying security risk—The risk that investments in dividend-paying securities could cause a Fund to underperform similar funds that invest without consideration of an issuer’s track record of paying dividends.

• Fixed-Income Underlying Funds Risks—The risks of investing in fixed-income Underlying Funds include risks specific to their investment strategies, as well as risks related to the fixed-income markets in general, such as:

• interest rate risk—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent a Fund invests in longer duration fixed-income investments and during periods when prevailing interest rates are low or negative. Low interest rates may increase a Fund’s exposure to risks associated with rising interest rates. However, a Fund may be subject to heightened levels of interest rate risk due to rising interest rates (including a sharp rise in interest rates). In general, changing interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility;

• prepayment risk—The risk that, during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing a Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income;

• extension risk—The risk that, during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing a Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available;

• issuer risk—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time;

• credit risk—The risk that the issuer of fixed-income investments may not be able or willing, or may be perceived (whether by market participants, rating agencies, pricing services or otherwise) as not able or willing, to meet interest or principal payments when the payments become due;

• credit spread risk—The risk that credit spreads (i.e., the difference in yield between securities that is due to differences in each security’s respective credit quality) may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities;

• income volatility risk—The risk that the level of current income from a portfolio of fixed-income investments may decline in certain interest rate environments;

8     Summary Prospectus  ■  TIAA-CREF Lifecycle Retirement Income Fund

• market volatility, liquidity and valuation risk (types of market risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for a Fund to properly value its investments and that a Fund may not be able to purchase or sell an investment at an attractive price, if at all;

• fixed-income foreign investment risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments as well as armed conflicts. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to a Fund or impair a Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also have lower overall liquidity and be more difficult to value than investments in U.S. issuers. To the extent a Fund invests a significant portion of its assets in the securities of companies in a single country or region, it may be more susceptible to adverse economic, market, political or regulatory events or conditions affecting that country or region. Foreign investments may also be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections and less stringent accounting, corporate governance, financial reporting and disclosure standards. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other restrictions by the United States and other governments may also negatively impact a Fund’s investments. The type and severity of sanctions and other measures that may be imposed could vary broadly in scope, and their impact is impossible to predict; and

• call risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in a Fund’s income.

• Underlying ETF Risk—In addition to the same principal risks as an investment in a mutual fund with the same investment objectives, strategies and policies as the ETF, investments in an Underlying Fund that is an ETF are subject to additional risks, including: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value (“NAV”); (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

• Direct Real Estate Underlying Funds Risks—The risks of investing in direct real estate Underlying Funds include risks specific to their

TIAA-CREF Lifecycle Retirement Income Fund  ■  Summary Prospectus     9

investment strategies, as well as risks related to investing in real estate in general, such as:

• real estate-related investment risk—The risks associated with exposure to direct real estate through investing in investment vehicles managed by Advisors that will primarily invest directly in real estate, which can include declines in real estate values or revenues, uninsured losses at properties, the absence of regulatory oversight of and a secondary market for interests in direct real estate Underlying Funds, a scarcity of interests issued by direct real estate Underlying Funds, making it difficult for the Fund to achieve its target allocation, and illiquidity of interests in direct real estate Underlying Funds (which exposes the Fund to illiquid investments risk).

• Emerging Markets Underlying Funds Risk—The risk of foreign investment often increases in countries with emerging markets or otherwise economically tied to emerging market countries. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Emerging market countries may also have less stringent regulation of accounting, auditing, financial reporting and recordkeeping requirements, which would affect a Fund’s ability to evaluate potential portfolio companies. As a result, there could be less information available about issuers in emerging market countries, which could negatively affect Advisors’ ability to evaluate local companies or their potential impact on a Fund’s performance. Because the financial markets of emerging market countries may be very small, share prices of financial instruments in emerging market countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may have lower overall liquidity than those of issuers in more developed countries. In addition, foreign investors such as a Fund are subject to a variety of special restrictions in many emerging market countries. Moreover, legal remedies for investors in emerging markets may be more limited, and U.S. authorities may have less ability to bring actions against bad actors in emerging market countries.

• Illiquid Investments Underlying Funds Risk—The risk that illiquid investments may be difficult to sell for the value at which they are carried, if at all, or at any price within the desired time frame.

• Currency Underlying Funds Risk—The risk that foreign (non-U.S.) currencies may decline in value relative to the U.S. dollar and adversely affect the value of a Fund’s investments in foreign currencies, securities denominated in foreign currencies or derivative instruments that provide exposure to foreign currencies.

• Active Management Risk—The risk that the strategy, investment selection or trading execution of Advisors or another investment adviser or sub-adviser of an Underlying Fund could cause the Fund or an Underlying Fund to

10     Summary Prospectus  ■  TIAA-CREF Lifecycle Retirement Income Fund

underperform its benchmark index or mutual funds with similar investment objectives.

• Fund of Funds Risk—The ability of the Fund to achieve its investment objective will depend in part upon the ability of the Underlying Funds to achieve their investment objectives. There can be no guarantee that any Underlying Fund will achieve its investment objective.

There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program. Please see the non-summary portion of the Prospectus for more detailed information about the risks described above, including the risks of the Underlying Funds.

Past performance

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of the Retirement Class of the Fund, before taxes, in each full calendar year for the last ten years. Because the expenses vary across share classes, the performance of the Retirement Class may vary from the other share classes. Below the bar chart are the best and worst returns of the Retirement Class for a calendar quarter during the full calendar-year periods covered by the bar chart. The performance table following the bar chart shows the Fund’s average annual total returns for the Retirement, Institutional, Advisor, Premier and Retail classes over the applicable one-year, five-year, ten-year and since-inception periods ended December 31, 2021, and how those returns compare to those of a broad-based securities market index and a composite index that represents the market sectors in which the Fund invests across the equity and fixed-income asset classes. After-tax performance is shown only for the Retirement Class shares, and after-tax returns for the other classes of shares will vary from the after-tax returns presented for Retirement Class shares.

The returns shown below reflect previous agreements by Advisors to waive or reimburse the Fund and certain Underlying Funds for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund (before and after taxes) is not necessarily an indication of how it will perform in the future. The indices listed below are unmanaged, and you cannot invest directly in an index. The returns for the indices reflect no deduction for fees, expenses or taxes.

For current performance information of each share class, including performance to the most recent month-end, please visit www.tiaa.org.

TIAA-CREF Lifecycle Retirement Income Fund  ■  Summary Prospectus     11

ANNUAL TOTAL RETURNS FOR THE RETIREMENT CLASS SHARES (%)†

Lifecycle Retirement Income Fund

† The year-to-date return as of the most recent calendar quarter, which ended on June 30, 2022, was -13.01%.

Best quarter: 10.66%, for the quarter ended June 30, 2020. Worst quarter: -9.68%, for the quarter ended March 31, 2020.

12     Summary Prospectus  ■  TIAA-CREF Lifecycle Retirement Income Fund

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2021

	Inception date	One year	Five years	Ten years
Retirement Class	11/30/2007
Return before taxes		6.84%	7.87%	6.99%
Return after taxes on distributions		4.50%	6.20%	5.56%
Return after taxes on distributions and sale of
Fund shares		4.75%	5.66%	5.10%
Institutional Class	11/30/2007
Return before taxes		7.08%	8.14%	7.24%
Advisor Class	12/4/2015
Return before taxes		6.99%	8.07%	7.11%#
Premier Class	9/30/2009
Return before taxes		6.92%	7.96%	7.08%
Retail Class	11/30/2007
Return before taxes		6.82%	7.86%	6.98%

S&P Target Date Retirement Income Index		5.11%	6.52%	5.59%

Lifecycle Retirement Income Fund Composite Index‡
(reflects no deductions for fees, expenses or taxes)		7.56%	8.40%	7.15%

Current performance of the Fund’s shares may be higher or lower than that shown above.
#

The performance shown for the Advisor Class that is prior to its inception date is based on performance of the Fund’s Retirement Class. The performance for these periods has not been restated to reflect the lower expenses of the Advisor Class.

‡

As of the close of business on December 31, 2021, the Lifecycle Retirement Income Fund Composite Index consisted of: 40.0% Bloomberg U.S. Aggregate Bond Index; 26.0% Russell 3000® Index; 14.0% MSCI All Country World Index ex USA Investable Market Index; 10.0% Bloomberg U.S. 1–3 Year Government/Credit Bond Index; and 10.0% Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) 1-10 Year Index. The Fund’s composite benchmark, the components that make up a composite benchmark and the method of calculating a composite benchmark’s performance may vary over time.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (IRAs). After-tax returns are shown for only one class, and after-tax returns for other classes will vary.

TIAA-CREF Lifecycle Retirement Income Fund  ■  Summary Prospectus     13

Portfolio management

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, LLC.

Portfolio Managers. The following persons are primarily responsible for the management of the Fund on a day-to-day basis:

Name:	Hans Erickson, CFA	John Cunniff, CFA	Steve Sedmak, CFA
Title:	Senior Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2007	since 2007	since 2018

Purchase and sale of Fund shares

Institutional Class shares are available for purchase directly from the Fund by certain eligible investors (which include employee benefit plans and financial intermediaries). Advisor Class shares are available for purchase through certain financial intermediaries, employee benefit plans and insurance company separate accounts. Premier Class and Retirement Class shares are generally available for purchase through employee benefit plans, other types of savings plans or accounts and certain financial intermediaries. Retail Class shares are available for purchase through certain financial intermediaries or by contacting the Fund directly at 800-223-1200 or www.tiaa.org.

• The minimum initial investment is $2 million and the minimum subsequent investment is $1,000 for Institutional Class shares, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Fund or its affiliates. Employee benefit plans, fee-based managed account programs (“wrap accounts”), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, thrifts and bank and trust companies that have entered into agreements to offer Institutional Class shares held in omnibus accounts on the books of the Fund are exempt from initial and subsequent investment minimums.

• There are no minimum initial or subsequent investment requirements for Advisor Class, Premier Class or Retirement Class shares.

• The minimum initial investment for Retail Class shares is $2,000 per Fund account for Traditional IRA, Roth IRA and Coverdell accounts and $2,500 for all other account types. Subsequent investments for all account types must be at least $100.

Redeeming or Exchanging Shares. You can redeem (sell) or exchange your shares of the Fund on any day that the New York Stock Exchange (“NYSE”) or its affiliated exchanges, NYSE Arca Equities or NYSE American, are open for trading (each such day a “Business Day”). Exchanges may be made for shares of the same share class of other funds offered by the Trust. If your shares are held through a third party, please contact that entity for applicable redemption or exchange requirements. If your shares are held directly with the Fund, contact the Fund directly in writing or by telephone.

14     Summary Prospectus  ■  TIAA-CREF Lifecycle Retirement Income Fund

Tax information

The Fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Distributions made to tax-exempt shareholders or shareholders who hold Fund shares in a tax-deferred account are generally not subject to income tax in the current year, but redemptions made from tax-deferred accounts may be subject to income tax.

Payments to broker-dealers and other financial intermediary compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the financial intermediary for providing investor services. The Fund’s related companies may also pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conﬂict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TIAA-CREF Lifecycle Retirement Income Fund  ■  Summary Prospectus     15

Printed on paper containing recycled fiber	A11993 (10/22)

A11993 (10/22)